Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $1,364,236,830.05   $4,510,000,000.00
     Current Floating Allocation Pct.        23.22406926%        76.77593074%

    Total Adj. Principal Collections     $848,773,631.43   $2,805,941,749.58

    Principal Default Amounts                 $51,092.95         $168,907.05
     As a Percentage of Collections           0.00601962%         0.00601962%

    Monthly Principal Amortized                                        $0.00

    Ending Principal Receivables       $1,348,698,908.78   $4,510,000,000.00
     New Floating Allocation Pct.            23.02045095%        76.97954905%

   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $11,748,981.47      $38,840,694.85
  -----------------------------------------------------------------------------

   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                       x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated Amount has been reduced                      x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                       x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding principal amount of the certificates                    x
        is not repaid by the expected payment date

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $5,874,236,830.05
     Current Floating Allocation Percentage                     100.00000000%

    Total Adjusted Principal Collections                   $3,654,715,381.01
     Payment Rate                                                      62.22%
     Principal Collections                                 $3,297,339,646.89
     Principal Collection Adjustments                        $349,436,576.89
     Principal Collections for Status Dealer Accounts          $7,939,157.23

    Principal Default Amounts                                    $220,000.00
     As a Percentage of Collections                               0.00601962%

    Aggregate New Principal Receivables                    $3,639,397,459.74

    Ending Principal Receivables                           $5,858,698,908.78
     New Floating Allocation Percentage                         100.00000000%

   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $50,589,676.32
     Interest Collections                                     $50,496,187.03
     Interest Collections for Status Dealer Accounts              $93,489.29
     Recoveries on Receivables Written Off                             $0.00

    Monthly Yield                                                      10.33%

    Used Vehicle Principal Receivables Balance               $103,176,467.14
                                                                         1.76%

   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                         $14,788,083.72
     Principal Collections                                     $7,939,157.23
     Principal Write Offs                                        $220,000.00
     Interest Collections                                         $93,489.29
    Ending Balance                                             $6,628,926.49

   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $501,111,111.11
    Required Subordinated Amount                             $501,111,111.11

    Required Participation  4.00%                            $180,400,000.00
    Required Participation and Subordinated Amount           $681,511,111.11

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $1,348,698,908.78
     Current Participation Percentage                                 197.90%
    Current Participation Shortfall                                    $0.00

    Available Seller Collections                             $860,522,612.90
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                    $860,522,612.90

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1994-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      17.02348797%

    Total Adjusted Principal collections                     $622,160,033.17
    Principal Default Amounts                                     $37,451.67
    Total Interest Collections                                 $8,612,127.46

   Source and Use of Funds                                 1994-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,612,127.46
     Investment and Net Swap Proceeds                            $492,854.49
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $12,604,981.95

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 5.8575%
     Days in Interest Period                                              30
    Current Interest Due                                       $4,881,250.00
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $292,777.78
    Current Interest Paid                                      $5,174,027.78
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $37,451.67
    Current Investor Default Amount Paid                          $37,451.67
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,060,169.17

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1994-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $14,969,166.67
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $14,969,166.67
    Interest Payment Amount Paid                              $14,969,166.67
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1994-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $14.96916667
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $14.96916667

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      17.02348797%

    Total Adjusted Principal collections                     $622,160,033.17
    Principal Default Amounts                                     $37,451.67
    Total Interest Collections                                 $8,612,127.46

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,612,127.46
     Investment and Net Swap Proceeds                             $35,502.93
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $12,147,630.39

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                  $677,083.34
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,739,583.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $37,451.67
    Current Investor Default Amount Paid                          $37,451.67
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,037,262.06

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $9,321,180.55
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $1,512,152.79
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      13.61879037%

    Total Adjusted Principal collections                     $497,728,026.53
    Principal Default Amounts                                     $29,961.34
    Total Interest Collections                                 $6,889,701.97

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,889,701.97
     Investment and Net Swap Proceeds                            ($96,596.77)
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $9,593,105.20

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,666,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $29,961.34
    Current Investor Default Amount Paid                          $29,961.34
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,429,810.52

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $7,331,944.45
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid               $1,388.89
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      16.34254845%

    Total Adjusted Principal collections                     $597,273,631.84
    Principal Default Amounts                                     $35,953.61
    Total Interest Collections                                 $8,267,642.36

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,267,642.36
     Investment and Net Swap Proceeds                             $34,083.87
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $11,661,726.23

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.8175%
     Days in Interest Period                                              30
    Current Interest Due                                       $4,654,000.00
    Net Trust Swap Receipts not req. to be paid                  $104,000.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,550,000.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $35,953.61
    Current Investor Default Amount Paid                          $35,953.61
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,915,772.62

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $8,948,333.33
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $204,533.34
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      12.76761598%

    Total Adjusted Principal collections                     $466,620,024.87
    Principal Default Amounts                                     $28,088.76
    Total Interest Collections                                 $6,459,095.60

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,459,095.60
     Investment and Net Swap Proceeds                            $216,306.43
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $9,300,402.03

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.7775%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,610,937.50
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $116,250.00
    Current Interest Paid                                      $3,727,187.50
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                           $28,088.76
    Current Investor Default Amount Paid                          $28,088.76
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,295,125.77

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    10/07/98 04:14 pm
  Investor Reporting System  v2.7     Monthly Statement         09/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $11,073,541.67
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $11,073,541.67
    Interest Payment Amount Paid                              $11,073,541.67
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $14.76472223
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $14.76472223